Exhibit 10.4

PROUROCARE INC.

AMENDED AND RETSTATED 2004 STOCK OPTION PLAN

FORM OF NOTICE OF STOCK OPTION GRANT

<Employee Name and Address>

1.             Basic Terms.  You have been granted an option (“Option”) to purchase Common Stock, par value $0.00001 per share (“Common Stock”) of ProUroCare Medical Inc. (“Company’) as follows:

Date of Grant	July 11, 2008 (“Grant Date”)

Total Number of Shares Granted:	(“Shares”)

Exercise Price Per Share:	$1.00 (“Exercise Price”)

Type of Option:	☒ Incentive Stock Option (“ISO”)
☐ Non-Qualified Stock Option (“NQSO”)

Expiration Date:	July 11, 2015 (“Expiration Date”)

2.             Vesting.  This Option will vest with respect to the granted Shares in accordance with the following vesting schedule (“Vesting Schedule”):

Shares	Vesting Date

July 11, 2008
July 1, 2009
July 1, 2010
July 1, 2011

3.             Exercise.

(a)           During Employment/Consultancy.  This Option may be exercised in whole or in part with respect to vested Shares at any time during your employment or consultancy, but in no event later than the Expiration Date.

(b)           Following Termination of Employment/Consultancy.  This Option may be exercised in whole or in part with respect to Shares which are vested on the termination date of your employment or consultancy (your “Termination Date”) for a period of 3 months after your Termination Date (the “Post-Termination Exercise Period”), but in no event later than the Expiration Date.  In the event of your termination is due to your disability or death, the Post-Termination Exercise Period will be increased to 12 months after your Termination Date, but in no event later than the Expiration Date.

By execution of this Notice of Grant, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Company’s Amended and Restated 2004 Stock Option Plan and the Stock Option Agreement, both of which are attached hereto and made a part hereof.

OPTIONEE:	PROUROCARE MEDICAL INC.

By:
Signature

Print Name	Print Name and Title

PROUROCARE MEDICAL INC.

AMENDED AND RESTATED 2004 STOCK OPTION PLAN

FORM OF STOCK OPTION AGREEMENT

1.             Grant of Option.

(a)           Grant.  ProUroCare Medical Inc. (the “Company”) hereby grants from the Plan to the Optionee (the “Optionee”) named in the attached Notice of Grant (the “Notice of Grant”) an option (the “Option”) to purchase the total number of shares of Common Stock, par value $0.00001 per share (the “Shares”), set forth in the Notice of Grant, at the exercise price (the “Exercise Price”) set forth in the Notice of Grant, subject to the terms, definitions, and provisions of the Amended and Restated 2004 Stock Option Plan (the “Plan”) adopted by the Company, which Plan is incorporated herein by references.  Unless otherwise defined herein, terms used herein with initial capital letters shall have the meanings ascribed to such terms in the Plan.  In the event of a conflict between the provisions of this Agreement and the Plan, the provisions of the Plan shall control.

(b)           Designation as ISO.  If designated in the Notice of Grant as an Incentive Stock Option (an “ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code).  However, if this Option is intended to be an ISO, to the extent that it exceeds the “$100,000 rule” of Code Section 422(d) it shall be treated as a Non-Qualified Stock Option (“NQSO”).

2.             Term of Option.  The term of this Option shall begin on the Grant Date set forth in the Notice of Grant and shall continue through, and include, the Expiration Date set forth in the Notice of Grant (the “Term”).  Notwithstanding the preceding sentence or anything in the Notice of Grant to the contrary, if this Option is designated as an ISO, the Expiration Date and the Term shall limited by the provisions of Section 6.5(d) of the Plan.

3.             Exercise of Option.

(a)           Right to Exercise.  This Option shall be exercisable during the Term only in accordance with the terms of the Plan, this Agreement, and the Notice of Grant (including, without limitation, the Vesting Schedule and exercise terms set forth therein); provided, however, that this Option may not be exercised for a fraction of a Share.  In the event of Optionee’s death, disability or other termination of employment or consultancy, the exercisability of this Option shall be further governed by the provisions of Section 9 of this Agreement.  In no event may this Option be exercised after the Expiration Date set forth in the Notice of Grant.

(b)           Method of Exercise.

(1)           This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state Optionee’s election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to Optionee’s investment intent with respect to such Shares may be required by the

Company pursuant to the provisions of the Plan.  Such written notice shall be signed by Optionee and shall be delivered in person, by certified mail, or by overnight delivery service to the Secretary of the Company.  The written notice shall be accompanied by payment in full of the Exercise Price.  This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(2)           No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange or national market system upon which the Common Stock of the Company is then listed.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

(c)           Method of Payment.  Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of Optionee:

(1)           Cash or check;

(2)           Surrender of other shares of Common Stock of the Company which (i) in the case of shares acquired pursuant to the exercise of a Company option, have been owned by Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares for which the Option is being exercised; or

(3)           Instructions to the Company to withhold from the Shares issuable upon the exercise of the Option that number of Shares the Fair Market Value of which is equal to the aggregate Exercise Price of the Shares for which the Option is being exercised (inclusive of the Shares being withheld, which are treated for this purpose as being exercised).

4.             Investment Representation.  In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

5.             Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.             Market Standoff Agreement.  Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

7.             Rights of Optionee.  Optionee shall not have any of the rights of a shareholder with respect to the Shares covered by the Option except to the extent that one or more certificates for such Shares shall have been delivered to Optionee upon the valid exercise of all or any part of the Option.

8.             Non-Transferability of Option.

a.     ISO. Options designated as an ISO may only be transferred by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee.  Incentive Stock Options transferred (except as permitted in the preceding sentence) will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a non-qualified stock option.

b.     Non-qualified stock options.  Options designated as a non-qualified stock option, may be transferred by the holder thereof only to such holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Code.  During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted.

c.               Successors.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

9.             Termination of Relationship.

(a)           In General.  In the event that Optionee’s employment or consultancy with the Company terminates, Optionee (or, if Optionee is deceased, his or her estate or heirs) may exercise this Option during the Post-Termination Exercise Period set forth in the Notice of Grant, but only to the extent that this Option was vested and otherwise exercisable by the Optionee on the date of such termination (the “Termination Date”), and in no event after the Expiration Date of this Option.  To the extent that this Option was not vested or otherwise exercisable on Optionee’s Termination Date, or if Optionee does not exercise all or any portion this Option within the Post-Termination Exercise Period, this Option shall terminate.

(b)           ISO Termination Provisions.  Notwithstanding anything in Section 9(a) or the Notice of Grant to the contrary, if this Option is designated as an ISO, then the Post-Termination Exercise Period shall be equal to a period of 3 months after Optionee’s Termination Date, but in no event later than the Expiration Date; provided, however, that in the event Optionee’s termination of employment is due to Optionee’s disability or death, the Post-Termination Exercise Period will be increased to 12 months after Optionee’s Termination Date, but in no event later than the Expiration Date.

10.          No Right to Continued Relationship.  Optionee acknowledges and agrees that nothing in this Agreement or in the Plan shall confer upon Optionee any right with respect to continued employment or consultancy with the Company, nor shall it interfere in any way with Optionee’s right, or the Company’s right, to terminate Optionee’s employment or consultancy at any time, with or without cause.

11.          Tax Withholding or Collection.

(a)           NQSO.  If this Option is treated as a NQSO, Optionee understands that he or she will be treated as having received compensation income (taxable at ordinary income tax rates) on the date of exercise equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.  If Optionee is an employee of the Company, the Company will be required to withhold from Optionee’s compensation or collect from Optionee an amount equal to the applicable federal and state payroll, income withholding, or other taxes required to be withheld and paid over to such taxing authorities (collectively, “Withholding Taxes”).  Optionee hereby consents to such withholding or collection as a condition to the valid exercise of this Option.  If requested by the Company, Optionee agrees to promptly pay over to the Company all Withholding Taxes prior to and as a condition of the issuance to Optionee of a certificate represented the Shares for which this Option was exercised.

(b)           ISO.  If this Option is treated as an ISO, Optionee understands that he or she will not recognize regular compensation income on the date of exercise.  However, the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.  The Company will not withhold any amounts from Optionee’s compensation or collect any amounts from Optionee upon the exercise of an ISO.

12.          Notice of Disqualifying Disposition of ISO Shares; Follow-Up Tax Withholding or Collection.  If the Option granted to Optionee is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date that is two years after the Date of Grant, or (ii) the date that is one year after the date of exercise, Optionee agrees to immediately notify the Company in writing of such disposition.  Optionee further understands and agrees that he or she may be subject to income taxation at the time of such disposition, and that the Company may be required to withhold from Optionee’s compensation or collect from Optionee an amount equal to the applicable Withholding Taxes.  Optionee hereby consents to such withholding or collection.  If requested by the Company, Optionee agrees to promptly pay over to the Company all Withholding Taxes.

13.          Optionee Acknowledgements, Representations, and Agreements.  Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel (including, without limitation, tax counsel) prior to executing this Option and fully understands all provisions of this Option.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option.  Optionee further agrees to notify the Company upon any change in the residence address indicated below.

14.          Miscellaneous.

(a)           Parties and Assignment.  This Agreement shall be binding upon the Optionee and the Company and shall inure to their benefit and to the benefit of their heirs, successors and assigns.  This Agreement may not be assigned by Optionee.  This Agreement may be assigned by the Company to an affiliate or successor-in-interest.

(b)           Waiver.  The Company’s delay, waiver or failure to enforce any of the terms of this Agreement or any similar agreement in one instance shall not constitute a waiver of its rights hereunder with respect to other violations of this or any other agreement.

(c)           Severability.  If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, invalid or unenforceable and such illegality, invalidity or unenforceability shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

(d)           Third Party Beneficiary.  Nothing herein expressed or implied is intended to or shall be construed as conferring upon or giving to any person, firm or corporation other than the parties hereto any rights or benefits under or by reason of this Agreement.

(e)           Entire Agreement; Amendment.  This Agreement sets forth the parties’ final and entire agreement with respect to its subject matter and supersedes any and all prior understandings and agreements.  This Agreement shall not be modified or amended in any fashion except by an instrument in writing signed by the parties hereto.

(f)            Further Assurances.  Each party hereto agrees to execute such further papers, agreements, assignments or documents of title as may necessary or desirable to effect the purposes of this Agreement and carry out its provisions.

(g)           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall be constitute but one in the same agreement.

(h)           Governing Law.   This Agreement, in its interpretation and effect, shall be governed by the laws of the State of Minnesota applicable to contracts executed and to be performed therein.  The venue for any action hereunder shall be in the State of Minnesota, whether or not such venue is or subsequently becomes inconvenient, and the parties consent to the jurisdiction of the courts of the State of Minnesota, and the U.S. District Court for the District of Minnesota.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the 11th day of July, 2008.

PROUROCARE MEDICAL INC.

By:

Name:

Title:

PROUROCARE MEDICAL INC.

AMENDED AND RESTATED 2004 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

OPTIONEE SIGNATURE PAGE

Signature:

Print Name:

Residence Address:

Social Security No.:

Exhibit A

PROUROCARE MEDICAL INC.

AMENDED AND RESTATED 2004 STOCK OPTION PLAN

EXERCISE NOTICE

ProUroCare Medical Inc.

5500 Wayzata Boulevard, Suite 310

Golden Valley, MN 55416

Attention:  Chief Financial Officer

1.             Exercise of Option.  Effective as of today,                          [enter today’s date], the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                    shares of the Common Stock (the “Shares”) of ProUroCare Medical Inc. (the “Company”) under and pursuant to the Company’s Amended and Restated 2004 Stock Option Plan, as amended (the “Plan”) and the Stock Option Agreement dated as of                                      (the “Stock Option Agreement”).

2.             Representations of Optionee.  Optionee acknowledges that Optionee has received, read and understood the Plan and the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.

3.             Rights as Shareholder.  Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised, subject to Optionee’s compliance with all provisions of the Plan and Stock Option Agreement.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

4.             Tax Consultation.  Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares.  Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5.             Restrictive Legend and Stop-Transfer Orders.

(a)           Legend.  Optionee understands and agrees that the Company shall cause the legend set forth below or a legend substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws at the time of the issuance of the Shares:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR THE ISSUER OF THE SHARES (THE “ISSUER”) HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

(b)           Stop-Transfer Notices.  Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company  transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)           Refusal to Transfer.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

6.             Successors and Assigns.  The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the Company.  This Agreement shall also be binding upon, and inure to the benefit of, Optionee and his or her heirs, executors, successors and assigns.

7.             Interpretation.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Committee, which shall review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee shall be final and binding on the Company and on Optionee.

8.             Governing Law; Severability.  This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.  Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

9.             Notices.  Any notice required or permitted hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand, (ii) sent by telecopy, (iii) delivered to an overnight courier with guaranteed next day delivery, or (iv) mailed by certified mail, postage prepaid, return receipt requested, and addressed (or sent, in the case of a telecopy) as follows:

To the Company:	at the address shown on the first page hereof

To the Optionee:	at the address shown beneath the Optionee’s signature on the last page hereof or to such other person and/or place as the parties hereto shall furnish in writing to each other.  Notices shall be deemed effectively given (i) on the day delivered, if delivered by hand, (ii) on the day sent, if sent by telecopy, (iii) on the day deposited with an overnight courier with guaranteed overnight delivery, or (iv) on the day deposited in the U.S. mail, if sent by certified mail.

10.          Further Instruments.  The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

11.          Delivery of Payment.  Optionee herewith delivers to the Company the full Exercise Price for the Shares, together with all federal and state payroll, income withholding, and other taxes required by the Company to be collected from Optionee.

12.          Entire Agreement.  The Plan, the Notice of Grant, and the Stock Option Agreement are incorporated herein by reference.  This Agreement, the Plan, the Notice of Grant, the Stock Option Agreement and the Investment Representation Statement (if applicable) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

OPTIONEE:

[signature]

[Print Name]

Address:

ACCEPTED:

PROUROCARE MEDICAL INC.

By:

Print Name and Title

Exhibit B

INVESTMENT REPRESENTATION STATEMENT

Optionee:

Company:	ProUroCare Medical Inc.

Type of Security:	Common Stock

Number of Shares:

Date:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

(a)           Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.  Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)           Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.  In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.  Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  Optionee further acknowledges and understands that the Company is under no obligation to register the Securities.  Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under then applicable state or federal securities laws.

(c)           Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.  Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act.  In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including:  (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Exchange Act); and, in the case of an affiliate, (ii) the availability of certain public information about the Company, (iii) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

(d)           In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in clauses (1), (2), (3) and (4) of Paragraph (c), above.

(e)           Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.  Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Print Name

Date: